This prospectus sets forth concisely the information about Scudder Growth and Income Fund, a series of Scudder Investment Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated May 1, 1995, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.


Scudder
Growth and
Income Fund



Prospectus
May 1, 1995
As Revised
August 8, 1995



A pure no-load(TM) (no sales charges) mutual fund seeking long-term growth of capital, current income, and growth of income.

Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder Growth and Income Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales  load)           NONE
     Commissions to reinvest dividends                            NONE
     Redemption fees                                              NONE*
     Fees to exchange shares                                      NONE

 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the year ended December 31, 1994.

     Investment management fee                                   0.53%**
     12b-1 fees                                                  NONE
     Other expenses                                              0.32%
                                                                 ----
     Total Fund operating expenses                               0.85%**
                                                                 ====


 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

            1 Year       3 Years        5 Years        10 Years
            ------       -------        -------        --------
              $9           $27            $47            $105

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** These fees reflect the fees which would have been payable for the fiscal year ended December 31, 1994 under the Investment Management Agreement dated August 9, 1994.

  Financial highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1994 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                  Years Ended December 31,
                            -----------------------------------------------------------------------------------
                            1994   1993(b)   1992     1991     1990    1989     1988     1987     1986    1985
                            -----------------------------------------------------------------------------------
Net asset value,
   beginning of period     $17.24  $16.20   $15.76   $12.77   $14.14  $13.18   $12.31   $15.02   $15.35  $11.90
                           ------  ------   ------   ------   ------  ------   ------   ------   ------  ------
Income from investment
  operations:

  Net investment income       .49     .49      .57      .57      .65     .67      .60      .68      .67     .59

  Net realized and
   unrealized gain
   (loss) on investment
   transactions             (.05)    2.01      .90     2.97   (1.01)    2.75      .86    (.07)     1.96    3.44
                           ------  ------   ------   ------   ------  ------   ------   ------   ------  ------
Total from investment
  operations                  .44    2.50     1.47     3.54    (.36)    3.42     1.46      .61     2.63    4.03
                           ------  ------   ------   ------   ------  ------   ------   ------   ------  ------
Less distributions from:
  Net investment
   income                   (.51)   (.45)    (.53)    (.55)    (.67)   (.69)    (.59)    (.68)    (.68)   (.58)

  Net realized gains on
   investment
   transactions             (.91)  (1.01)    (.50)       --    (.34)  (1.77)       --   (2.64)   (2.28)      --
                           ------  ------   ------   ------   ------  ------   ------   ------   ------  ------
Total distributions        (1.42)  (1.46)   (1.03)    (.55)   (1.01)  (2.46)    (.59)   (3.32)   (2.96)   (.58)
                           ------  ------   ------   ------   ------  ------   ------   ------   ------  ------
Net asset value,
  end of period            $16.26  $17.24   $16.20   $15.76   $12.77  $14.14   $13.18   $12.31   $15.02  $15.35
                           ======  ======   ======   ======   ======  ======   ======   ======   ======  ======
Total Return (%)             2.60   15.59     9.57    28.16   (2.33)   26.36    12.01     3.50    18.27   34.55

Ratios and
Supplemental Data

Net assets, end of
  period ($ millions)       1,992   1,624    1,166      723      491     490      402      392      385     302

Ratio of operating
  expenses to average
  net assets (%) (a)          .86     .86      .94      .97      .95     .87      .92      .89      .83     .84

Ratio of net investment
  income to average
  net assets (%)             2.98    2.93     3.60     4.03     5.03    4.47     4.63     4.24     4.19    4.35

Portfolio turnover
  rate (%)                   42.3    35.5     27.5     44.7     64.7    76.6     47.6     59.5     45.3    73.3


(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992.
     If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992, exclusive of these charges the ratio would have been .92%.

(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $90 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                        /s/Daniel Pierce


  Scudder Growth and Income Fund

   Investment objective

     o    long-term growth of capital, current income and growth of income

   Investment characteristics

     o an actively managed portfolio consisting primarily of common stocks and securities convertible into common stocks

     o an emphasis on companies with good prospects for earnings growth over time

     o opportunity to share in the long-term growth of the U.S. stock market as well as stock market risk

     o    daily liquidity at current net asset value


  Contents

Investment objective and policies                      5
Why invest in the Fund?                                5
Investment results                                     6
Additional information about policies
   and investments                                     7
Distribution and performance information              10
Fund organization                                     11
Purchases                                             12
Exchanges and redemptions                             13
Transaction information                               14
Shareholder benefits                                  17
Trustees and Officers                                 20
Investment products and services                      21
How to contact Scudder                                22

Investment objective and policies

Scudder Growth and Income Fund (the "Fund"), a diversified series of Scudder Investment Trust, seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund attempts to achieve its investment objective by investing primarily in dividend- paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser") feels such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents. The Fund may invest in foreign securities. It may also invest in repurchase agreements and may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.


Why invest in the Fund?

The Fund seeks to provide participation in the long-term growth of the economy through the investment returns offered by common stocks and securities convertible into common stocks. It maintains a diversified portfolio consisting primarily of common stocks, preferred stocks and convertible securities of companies with long-standing records of earnings growth. These companies, many of which are mainstays of the domestic U.S. economy, offer prospects for future growth of earnings and profits, and therefore may offer investors attractive long-term investment opportunities. This strategy, with an emphasis on income, may be more appropriate for the conservative portions of your equity portfolio.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

Investment results

-------------------------------------------------------------------------------------------------------------------------
The Fund is designed for long-term investors who can accept moderate stock market risk. In return for accepting stock market risk, you may earn a greater return on your investment than from a money market or an income fund, but experience less risk than from a portfolio of more speculative equity securities.
-------------------------------------------------------------------------------------------------------------------------
     Annual Capital Changes*                                                                    Standard & Poor's
                                   Scudder Growth and Income Fund                                500 Stock Index
                   -----------------------------------------------------------------     ---------------------------------
                      Net Asset                    Capital Gains       Capital               Price           Capital
     December 31     Value/Share     Dividends     Distributions        Change               Level           Change
     -----------     -----------     ---------     -------------        ------               -----           ------
       1984**          $11.90                                                                  167
       1985             15.35          $0.58             --             +29.00%                211           +26.35%
       1986             15.02           0.68           $2.28            + 13.39                242           + 14.69
       1987             12.31           0.68            2.64            -  0.66                247           +  2.07
       1988             13.18           0.59             --             +  7.07                278           + 12.55
       1989             14.14           0.69            1.77            + 20.84                353           + 26.99
       1990             12.77           0.67            0.34            -  7.32                330           -  6.52
       1991             15.76           0.55             --             + 23.41                417           + 26.36
       1992             16.20           0.53            0.50            +  6.04                436           +  4.46
       1993             17.24           0.45            1.01            + 12.67                466           +  6.88
       1994             16.26           0.51            0.91            -  0.43                459           -  1.50
 -------------------------------------------------------------------------------------------------------------------------

      Growth of a $10,000 investment
                                                                                        Standard & Poor's
                              Scudder Growth and Income Fund                             500 Stock Index
              -----------------------------------------------------------------  ---------------------------------
     Periods Ended       Value of Initial    Cumulative       Average     Value of Initial    Cumulative      Average
   December 31, 1994    $10,000 Investment                    Annual     $10,000 Investment                    Annual
   -----------------    ------------------                    ------     ------------------                    ------

    One Year                  $10,260        +  2.60%        +  2.60%         $10,132         +   1.32%      +  1.32%

    Five Years                 16,265        +  62.65        +  10.22          15,174         +   51.74      +   8.69

    Ten Years                  37,924        + 279.24        +  14.26          38,334         +  283.34      +  14.37

The Standard & Poor's 500 Stock Index is an unmanaged index of 500 industrial, transportation, utility and financial companies which is widely regarded as representative of the equity market in general. The Standard & Poor's
500 Stock Index does not take into account the brokerage and other transaction costs investors incur when investing directly in stocks on the index. The Fund's performance reflects actual investment experience, net of all operating expenses, which are paid from the Fund's gross investment income.

"Growth of a $10,000 investment" includes reinvestment of dividends and capital gain distributions, if any.

The investment return and principal value of the Fund's shares represent past performance and will vary due to market conditions, and the shares may be worth more or less at redemption than at original purchase.

*  For definition of "capital change" please see "Distribution and performance information."

** On November 13, 1984, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the Scudder Common Stock Fund, Inc. and its objective was solely long-term capital growth.
 -------------------------------------------------------------------------------------------------------------------------

  Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

In addition, as a matter of nonfundamental policy, the Fund may not invest more than 10% of its net assets in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days. The Fund may not invest more than 5% of its total assets in restricted securities.

A complete description of these and other policies and restrictions is contained
under   "Investment   Restrictions"   in  the  Fund's  Statement  of  Additional
Information.

Securities lending

The Fund may lend portfolio securities to registered broker/dealers as a means of increasing its income. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. Loans of portfolio securities will be secured continuously by collateral consisting of U.S. Government securities or fixed-income obligations that are maintained at all times in an amount at least equal to the current market value of the loaned securities. The Fund will earn any interest or dividends paid on the loaned securities and may share with the borrower some of the income received on the collateral for the loan or will be paid a premium for the loan.

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price.

Convertible securities

The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities.

Foreign securities

While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Adviser to offer more return potential than domestic alternatives in keeping with the investment objective of the Fund. The Fund may enter into forward foreign currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities  in  the  Fund's  portfolio,  or  to  establish  a  position  in  the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Securities lending. From time to time the Fund may lend its portfolio securities to registered broker/dealers as described above. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to registered broker/dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Foreign securities. Investments in foreign securities involve special considerations due to limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.


Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute dividends from its net investment income quarterly in April, July, October and December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. Total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.

Fund organization

Scudder Growth and Income Fund is a diversified series of Scudder Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust, formerly known as Scudder Growth and Income Fund, was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in May 1929. On November 13, 1984, the predecessor fund changed its name from Scudder Common Stock Fund, Inc. to Scudder Growth and Income Fund and its investment objective and policies from those of a growth fund to those stated in the section "Investment objective and policies."

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.


The Adviser receives an investment management fee for these services equal, on an annual basis, to 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion and 0.45% of such assets in excess of $2 billion. The fee is graduated so that increases in the Fund's net assets may result in a lower annual fee rate and decreases in the Fund's net assets may result in a higher annual fee rate. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the period August 9, 1994 to August 7, 1995 the investment management fee was equal, on an annual basis, to 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion and 0.475% of such assets in excess of $1.5 billion.

Prior to August 9, 1994, the investment management fee was equal, on an annual basis, to 0.65% of the first $200 million of average daily net assets, 0.60% of such assets in excess of $200 million, 0.55% of such assets in excess of $400 million and 0.50% of such assets in excess of $900 million.


For the fiscal year ended December 31, 1994, the Adviser received an investment management fee of 0.54% of the Fund's average daily net assets on an annual basis.

All of the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. is located at Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Purchases

 -----------------------------------------------------------------------------------------------------------------------
 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."
                                                 by regular mail to:       or          by express, registered,
                                                                                       or certified mail to:

                                                 The Scudder Funds                     The Scudder Funds
                                                 P.O. Box 2291                         1099 Hingham Street
                                                 Boston, MA                            Rockland, MA
                                                 02107-2291                            02370-1052

                     o  By  Wire             Please see Transaction  information--Purchasing  shares-- By wire following  these  tables  for  details,  including  the ABA  wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------

 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete Fund name, to
 Scudder Funds."                             the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares-- By wire following these tables for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional investment in your Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         You may  purchase  additional  shares in an amount of  $10,000 or more. Please call 1-800-225-5163 for more details.

                     o  By Automatic
                        Investment Plan      You may arrange to make investments on a regular basis through automatic
                        ($50 minimum)        deductions from your bank checking account. Please call 1-800-225-5163 for more information and an enrollment form.
 -----------------------------------------------------------------------------------------------------------------------

Exchanges and redemptions

 -----------------------------------------------------------------------------------------------------------------------
 Exchanging shares      Minimum  investments:   $1,000  to  establish  a  new account;  $100  to  exchange  among existing  accounts

                   o By Telephone      To  speak  with  a  service  representative,  call 1-800-225-5163 from
                                       8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                       Information Line, call 1-800-343-2890 (24 hours a day).

                   o  By Mail          Print or type your instructions and include:
                      or Fax            - the name of the Fund and the  account
                                          number you are exchanging  from;
                                        - your name(s)  and  address as they appear on your  account;
                                        - the dollar  amount or number of shares you wish to  exchange;
                                        - the name of the Fund  you  are exchanging    into;    and
                                        - your signature(s)  as  it  appears  on  your account and a daytime telephone number.

                                       Send your instructions
                                       by regular mail to:    or  by express, registered,    or  by fax to:
                                                                  or certified mail to:

                                       The Scudder Funds          The Scudder Funds              1-800-821-6234
                                       P.O. Box 2291              1099 Hingham Street
                                       Boston, MA 02107-2291      Rockland, MA 02370-1052
 -----------------------------------------------------------------------------------------------------------------------
 Redeeming shares   o By  Telephone    To speak with a service representative, call 1-800-225-5163 from
                                       8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's
                                       Automated Information Line, call 1-800-343-2890 (24 hours a day)
                                       You may have redemption proceeds sent to your predesignated bank
               .                       account, or redemption proceeds of up to $50,000 sent to your address of record.

                   o  By Mail          Send your instructions for redemption to the appropriate address or fax number
                      or Fax           above and include:
                                       - the  name  of the  Fund  and  account number you are  redeeming  from;
                                       - your name(s)  and  address as they appear on your  account;
                                       - the dollar  amount or number  of shares  you wish to  redeem; and
                                       - your  signature(s)  as it appears on your account and a daytime telephone number.

                                       A signature  guarantee  is  required  for redemptions over $50,000. See Transaction information--Redeeming  shares  following these tables.

                   o  By Automatic     You may arrange to receive automatic cash payments periodically if the value of
                      Withdrawal       your account is $10,000 or more. Call 1-800-225-5163 for more information and
                      Plan             an enrollment form.
 -----------------------------------------------------------------------------------------------------------------------

Underwriter

Scudder Investor Services, Inc., a wholly-owned subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Fund's custodian.


 Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent in Boston receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, which may take up to seven business days. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent in Boston. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. You must include with your payment the order number given at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. If payment by check or wire is not received within three business days, the order is subject to cancelation and the shareholder will be responsible for any loss to the Fund resulting from this cancelation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation, a wholly-owned subsidiary of the Adviser, determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading.

Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests received in good order by the Fund's transfer agent in Boston by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven days (or longer in the case of shares recently purchased by check).

Short-term trading

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


  Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team  approach to investing

Scudder Growth and Income Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United Stated and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 11 years of experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined the team and Scudder in 1991, focuses on strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 16 years of investment experience, joined Scudder in 1983 as a portfolio manager and the Fund in 1986.

SAIL(TM)--Scudder Automated Information Line

For touchtone access to account information, prices and yields, or to perform transactions in existing Scudder fund accounts, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you At the Helm, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

  Scudder tax-advantaged retirement plans


Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]).
The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

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

  Trustees and Officers


Daniel Pierce*
    President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation

Dudley H. Ladd*
    Trustee

George M. Lovejoy, Jr.
    Trustee; Chairman Emeritus,
    Meredith & Grew, Incorporated

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
    Trustee

Jean C. Tempel
    Trustee; Director, Executive Vice President and Manager, Safeguard Scientifics, Inc.

Bruce F. Beaty*
    Vice President

Jerard K. Hartman*
    Vice President

Robert T. Hoffman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Douglas M. Loudon*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and
    Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

Investment products and services

    The Scudder Family of Funds

    Money market                                                    Income
      Scudder Cash Investment Trust                                   Scudder Emerging Markets Income Fund
      Scudder U.S. Treasury Money Fund                                Scudder GNMA Fund
    Tax free money market+                                            Scudder Income Fund
      Scudder Tax Free Money Fund                                     Scudder International Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Bond Fund
      Scudder New York Tax Free Money Fund*                           Scudder Short Term Global Income Fund
    Tax free+                                                         Scudder Zero Coupon 2000 Fund
      Scudder California Tax Free Fund*                             Growth
      Scudder High Yield Tax Free Fund                                Scudder Capital Growth Fund
      Scudder Limited Term Tax Free Fund                              Scudder Development Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Global Small Company Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Gold Fund
      Scudder Medium Term Tax Free Fund                               Scudder Greater Europe Growth Fund
      Scudder New York Tax Free Fund*                                 Scudder International Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Latin America Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Pacific Opportunities Fund
    Growth and Income                                                 Scudder Quality Growth Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
 ------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan+++ (a variable annuity)                     Profit Sharing and
      401(k) Plans                                                             Money Purchase Pension Plans
 ------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
 ------------------------------------------------------------------------------------------------------------------------
For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies,
1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust(TM), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.

  How to contact Scudder


 Account Service and Information:                            Please address all correspondence to:

 For existing account service    Scudder Investor Relations                 The Scudder Funds
 and transactions                1-800-225-5163                             P.O. Box 2291
                                                                            Boston, Massachusetts
                                                                            02107-2291

 For account updates, prices,    Scudder Automated
 yields, exchanges and           Information Line (SAIL)
 redemptions                     1-800-343-2890

 Investment Information:                                     Or Stop by a Scudder Funds Center:

 To receive information about    Scudder Investor Relations  Many shareholders enjoy the personal,  one-on-one
 the Scudder funds, for          1-800-225-2470              service of the Scudder Funds Centers.  Check for a
 additional applications and                                 Funds Center near you--they can be found in the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing 401(k) and     Scudder Defined             Boca Raton        New York
 403(b) plans                    Contribution Services       Boston            Portland, OR
                                 1-800-323-6105              Chicago           San Diego
                                                             Cincinnati        San Francisco
                                                             Los Angeles       Scottsdale

 For information on Scudder Treasurers Trust(TM),  an         For information on Scudder Institutional  Funds*,
 institutional cash management service for corporations,      funds designed to meet the broad investment  management
 non-profit   organizations  and  trusts  which  utilizes     and service needs of banks and other institutions,
 certain  portfolios  of Scudder  Fund,  Inc.*  ($100,000     call: 1-800-854-8525.
 minimum), call: 1-800-541-7703.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.